UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2020 (August 6, 2020)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2020, Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), Ellie Mae Intermediate Holdings I, Inc., a Delaware corporation (“Ellie Mae”), and Ellie Mae Parent, LP, a Delaware limited partnership (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which ICE will acquire from the Seller all of the issued and outstanding shares of common stock of Ellie Mae (the “Acquisition”) on the terms and subject to the conditions set forth in the Purchase Agreement.

Under the terms of the Purchase Agreement, ICE has agreed to pay to the Seller aggregate consideration of (a) $9.25 billion in cash and (b) approximately 18.4 million newly issued shares of ICE common stock (which would have an aggregate value of $1.75 billion based on the 10-day volume-weighted average price of shares of ICE common stock traded on the New York Stock Exchange during the period ended August 5, 2020, which was $95.31 per share). The number of shares of ICE common stock to be issued to the Seller pursuant to the Purchase Agreement may be increased in the event the 10-day volume weighted average price of shares of ICE common stock traded on the New York Stock Exchange during the period ending two trading days before the date of the closing of the Acquisition (the “Closing,” and the date of the Closing, the “Closing Date”) is below $95.31 per share, so that the aggregate value of those shares will equal $1.75 billion at such time, provided that in no event will the number of additional shares of ICE common stock issued to the Seller exceed 6,120,379 (if the 10-day volume weighted average price of shares of ICE common stock during the period ending two trading days before the Closing Date is less than $71.48). The cash portion of the consideration to be paid by ICE will be reduced by the amount of indebtedness of, and unpaid transaction expenses incurred by, Ellie Mae and its subsidiaries (together, the “Acquired Companies”) as of the Closing Date and increased by the amount of cash held by the Acquired Companies as of the Closing Date.

Completion of the Acquisition will be subject to the satisfaction or waiver of customary closing conditions, including the continued accuracy of representations and warranties made by the parties to the Purchase Agreement, the performance in all material respects of obligations required to be performed under the Purchase Agreement, the absence of any court or governmental order preventing or prohibiting completion of the Acquisition and the expiration of the waiting period, or receipt of required approvals, under the Hart-Scott-Rodino Improvements Act of 1976 (the “HSR Act”). The completion of the Acquisition is not subject to a financing condition. Unless the parties agree, the Closing will not occur prior to September 21, 2020.

The Purchase Agreement contains customary representations and warranties of Ellie Mae relating to its business, generally subject to a material adverse effect qualifier, as well as customary representations and warranties of ICE and of the Seller. Each party’s representations and warranties, as well as its liability for breaches of those representations and warranties, will expire and terminate upon the Closing. Additionally, the Purchase Agreement provides for customary pre-Closing operating covenants of Ellie Mae, including the obligation to conduct its business in the ordinary course consistent with past practice and to refrain from taking certain actions without ICE’s consent, subject to certain exceptions. ICE is also subject to certain limitations on its pre-Closing conduct, including with respect to certain acquisitions or dispositions of, or changes to, its stock, and is obligated to take any and all steps necessary to obtain all clearances, consents, approvals and waivers applicable to the Acquisition under the HSR Act.

The Purchase Agreement may be terminated at any time prior to the Closing by mutual written consent of the Seller and ICE, and under certain other conditions, including in the event that the Acquisition is not consummated by February 6, 2021 (subject to automatic extension, if applicable antitrust approvals have not yet been received by that date, to August 6, 2021) and in the event that any governmental injunction, judgment, ruling or law that has the effect of enjoining or preventing the Closing, or making the Closing illegal, becomes final and non-appealable.

Pursuant to the terms and subject to the conditions of the Purchase Agreement, the shares of ICE common stock to be issued as consideration in connection with the Acquisition will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(a)(2) thereof. ICE and the Seller have agreed to enter into a Registration Rights Agreement contemporaneously with the Closing that will obligate ICE, on the terms and subject to the conditions set forth therein, to register the shares of ICE common stock to be issued to the Seller under the Securities Act.

Financing the Acquisition

ICE expects to fund the cash portion of the consideration for the Acquisition with the proceeds from (i) the issuance of commercial paper under its commercial paper program and/or borrowings under its existing revolving credit agreement (as amended and restated from time to time), (ii) the issuance of one or more series of unsecured notes or other debt securities and (iii) borrowings under a new senior unsecured term loan facility. However, there can be no assurance that the debt financing will be completed on a timely manner, on favorable conditions or at all.

On August 6, 2020, ICE, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, Credit Suisse AG and Goldman Sachs Bank USA entered into a financing commitment letter (the “Commitment Letter”) for a 364-day senior unsecured bridge facility in an aggregate principal amount of $10.65 billion (the “Bridge Facility”) for the purpose of providing backup financing for the cash portion of the consideration payable under the terms of the Purchase Agreement if the permanent debt financing is not available on or prior to the Closing. The funding of the Bridge Facility is subject to ICE’s compliance with customary terms and conditions precedent for such borrowing as set forth in the Commitment Letter, including, among others, (i) the execution and delivery by ICE of definitive documentation consistent with the Commitment Letter, (ii) that the Acquisition shall have been consummated substantially concurrently with the funding under the Bridge Facility substantially in accordance with the terms of the Purchase Agreement, (iii) the absence of a material adverse effect on Ellie Mae since the date of the Purchase Agreement and (iv) the absence of certain events of default.

The foregoing description of the Acquisition and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

The Purchase Agreement and the above description have been included to provide investors and securityholders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about Ellie Mae, the Seller, ICE or their respective subsidiaries, affiliates, securityholders or stockholders. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors or securityholders. Investors and securityholders should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Ellie Mae, the Seller, ICE or any of their respective subsidiaries, affiliates, businesses, securityholders or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement. Accordingly, investors and securityholders should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about ICE and its subsidiaries that ICE includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 3.02 Unregistered Sales of Equity Securities.

As described above, pursuant to the terms and subject to the conditions of the Purchase Agreement, at the Closing, the Seller will receive shares of ICE common stock as consideration for the Acquisition. Those shares of ICE common stock will be issued without registration under the Securities Act in reliance on the private offering exemption provided by Section 4(a)(2) thereof. In relying on the exemption from registration provided by Section 4(a)(2), ICE will rely on representations from the Seller that it is an accredited investor as defined under Regulation D promulgated by the SEC under the Securities Act and that the Seller is acquiring the securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws; and the securities will bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.

The disclosure in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of August 6, 2020, by and among Intercontinental Exchange, Inc., Ellie Mae Intermediate Holdings I, Inc. and Ellie Mae Parent, LP.*

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

*	Certain exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the Acquisition, including future financial results, ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, the expected form and timing of debt financing to fund the Acquisition and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s filings with the SEC. These risks and uncertainties include, without limitation, the following: the inability to close the Acquisition in a timely manner; the failure to satisfy conditions to completion of the Acquisition, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of Ellie Mae’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the Acquisition will not be realized, or will not be realized within the expected time period; the possibility that the Acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; ICE’s ability to complete the contemplated financings on a timely basis, on favorable terms or at all; general competitive, economic, political and market conditions and fluctuations; the impacts of the COVID-19 pandemic on ICE’s business, results of operations and financial condition as well as the broader business environment; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s SEC filings, including, but not limited to, ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 6, 2020, and ICE’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as filed with the SEC on July 30, 2020. These filings are available in the Investors section of ICE’s website. ICE cautions you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made. Except for any obligations to disclose material information under the federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: August 7, 2020	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel